                                                                   Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No. 333-48183 of AmeriPath, Inc. on Form S-8 of our report dated March 26, 1998, appearing in this Annual Report on Form 10-K/A, filed on April 22, 1998 of AmeriPath, Inc. for the year ended December 31, 1997.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Fort Lauderdale, Florida
April 22, 1998